UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2006
(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On July 18, 2006, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On July 18, 2006, KeyCorp issued a press release announcing its earnings results for the three- and six-month periods ended June 30, 2006. This press release, dated July 18, 2006, is attached as Exhibit 99.1 to this report.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s July 18, 2006, press release announcing its earnings results for the three- and six-month periods ended June 30, 2006.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A

Second Quarter 2006 Review July 18, 2006 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Progress on Strategic Initiatives Improved financial performance Revenue growth Solid asset quality Strengthened management team Continued progress on regulatory matters

Organizational Chart Chairman of the Board and Chief Executive Officer Henry L. Meyer III Vice Chair - KeyCorp Community Banking Beth Mooney Vice Chair - KeyCorp National Banking Tom Bunn Vice Chair - KeyCorp Chief Administrative Officer Tom Stevens Chief Financial Officer Jeff Weeden Chief Risk Officer Chuck Hyle

Financial Summary - 2Q06 vs. 2Q05 Reported EPS: $0.75 vs. $0.70 Total revenue (TE) - up 7.4% Average total loans - up 4.6% Average core deposits - up 10.2% Solid asset quality TE = Taxable Equivalent

Net Interest Income (TE) 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Net Interest Income 651 673 698 714 723 726 748 756 752.4 Net Interest Spread 0.0325 0.0326 0.0327 0.0328 0.0326 0.0315 0.0312 0.0313 0.03 Net Interest Margin 0.0356 0.036 0.0363 0.0366 0.0371 0.0367 0.0371 0.0377 0.0369 TE = Taxable Equivalent $ in millions

2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Average Loan Growth from Prior Year -0.0406 -0.0107 0.02 0.065 0.077 0.0572 0.043 0.0455 0.0465 Consumer Loans 23.92 24.066 23.761 20.703 20.54 20.493 20.352 20 20 Commercial Loans 36.658 35.862 37.346 43.075 43.951 44.317 45.753 46.7 47.4 Total 60.6 59.928 61.107 63.778 64.491 64.81 66.105 66.7 67.4 $ in billions Commercial Consumer Average Loans $36.6 24.0 $35.8 24.1 $43.1 20.7 $44.0 20.5 $44.3 20.5 $45.8 20.3 $46.7 20.0 $47.4 20.0 $37.3 23.8

$ in billions 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 CD's 12.8 11.3 11.2 10.6 10.8 10.8 10.8 11.3 11.5 Average Core Deposit Growth from Prior Year 0.008 0.1005 0.05275 0.0728 0.0783 0.08 0.0796 0.0997 0.1047 Savings 2 2.1 2 2 2 2 1.858 1.8 1.8 Now & Mmda 13.8 17.9 20.2 21.6 22.3 22.886 23.947 24.5 25.3 dda 9.1 10.4 10.5 11.5 11.7 12.2 12.594 12.7 13 Total 37.7 41.7 43.9 45.7 46.8 47.9 49.4 50.3 51.6 DDA NOW/MMDA Savings CD's Average Core Deposits $12.7 24.5 1.8 11.3 $9.1 13.8 2.0 12.8 $10.4 17.9 2.1 11.3 $11.2 20.2 2.0 10.5 $11.5 21.6 2.0 10.6 $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $13.0 25.3 1.8 11.5

Net Charge-Offs to Average Loans 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 KEY 0.0129 0.0091 0.007 0.0034 0.003 0.003 0.0098 0.0023 0.0021 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0071 0.0055 0.0034 0.0027 0.0025 0.0027 0.0029 0.0023 (1) (2) (1) Continuing Portfolio (2) Excludes Passenger Airline Lease Portfolio (2)

$ in millions 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 KEY 0.0166 0.0126 0.006 0.0058 0.0052 0.006 0.0046 0.0048 0.0046 Peer Median S&P Regional & Diversified Bank Indices 0.0086 0.0069 0.0048 0.0044 0.0042 0.0041 OREO 49.375 58.939 71 72.406 45.604 33.103 29.887 24.883 29.511 Consumer 219.089 229.001 130 132.193 122.115 122.942 130.139 152.329 129.747 Commercial 724.196 465.287 178 166.659 169.828 237.09 146.546 142.935 149.07 Total 992.66 753.227 379 371.258 337.547 393.135 306.572 320.1 308.328 Nonperforming Assets NPAs to Loans + OREO $724 219 50 Commercial Consumer OREO + Other $465 229 59 $178 130 71 $167 132 72 $170 122 46 $237 123 33 $147 130 30 $143 152 25 $149 130 29

Allowance to Period-End Loans 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 KEY 0.0243 0.0235 0.018 0.0176 0.017 0.0167 0.0145 0.0144 0.0142 Peer Median S&P Regional & Diversified Bank Indices 0.015 0.0141 0.0121 0.0119 0.0118 0.0121 0.0113 0.0109

Allowance to NPLs 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 KEY 1.54 2.03 3.69 3.7726 3.7671 3.04 3.49 3.27 3.43 Peer Median S&P Regional & Diversified Bank Indices 2.07 2.38 3.14 3.2 3.37 3.38 3.56 3.76

Tangible Equity to Tangible Assets 2002 1Q03 2Q03 3Q03 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 KEY 0.0673 0.0671 0.069 0.0694 0.0694 0.0635 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 Peer Median S&P Regional & Diversified Bank Indices 0.065 0.0673 0.0655 0.0678 0.0679 0.0639 0.0632 0.0625 0.0645 0.0611 0.0632

EPS Ranges 3Q06: $0.70 to $0.74 2006 F.Y.: $2.85 to $2.95 Financial Outlook and Long-Term Goals Long-Term Goals EPS: 8% to 10% Growth ROE: 16% to 18%

Appendix

Summary of Operations $ in millions, except per share amounts TE = Taxable Equivalent

National Banking Financial Summary $ in millions TE = Taxable Equivalent Percent Change 2Q06 vs. 2Q06 1Q06 2Q05 1Q06 2Q05 Total revenue (TE) $631 $624 $585 1.1% 7.9 % Provision for loan losses 5 10 2 (50.0) 150.0 Noninterest expense 346 334 327 3.6 5.8 Net income 175 175 160 - 9.4 Percent of consolidated net income 57% 61% 55 % N/A N/A Average loans and leases $40,201 $39,534 $36,842 1.7 9.1 Average deposits 10,638 9,962 7,535 6.8 41.2 ROE 18.31% 18.53% 17.61 % N/A N/A Net Charge-Offs $10 $10 $23 - (56.5)

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent

Community Banking Financial Summary $ in millions TE = Taxable Equivalent Percent Change 2Q06 vs. 2Q06 1Q06 2Q05 1Q06 2Q05 Total revenue (TE) $662 $642 $645 3.1% 2.6 % Provision for loan losses 19 29 18 (34.5) 5.6 Noninterest expense 475 438 438 8.4 8.4 Net income 105 109 118 (3.7) (11.0) Percent of consolidated net income 34% 38% 41 % N/A N/A Average loans and leases $26,804 $26,739 $27,038 ..2 (.9) Average deposits 46,683 45,835 43,719 1.9 6.8 ROE 19.23% 20.19% 21.83 % N/A N/A Net Charge-Offs $24 $29 $25 (17.2) (4.0)

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent

Core Deposits & Commercial Loans Geographic Diversity Great Lakes Core Deposits: 35% Comm'l Loans: 36% Northwest Core Deposits: 25% Comm'l Loans: 28% Rocky Mountains Core Deposits: 10% Comm'l Loans: 15% Northeast Core Deposits: 30% Comm'l Loans: 21% Excludes National Businesses (Real Estate Capital, Equipment Leasing, Institutional and Capital Markets)

Net Charge-Offs to Average Loans 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Consumer Commercial by Loan Type 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Consumer/Comml Loans 0.0027 0.0023 0.0016 0.0019 0.0015 0.0012 0.0049 0.0045 0.0048 0.0031 0.0045 0.004 Continuing 0.0006 0.0109 (1) (1) Excludes Passenger Airline Lease Portfolio (1) 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06

4Q01 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 KEY 0.44 0.451 0.461 0.444 0.447 0.424 0.415 0.396 0.405 0.376 0.384 0.381 0.373 0.381 0.399 0.397 Commercial Loans-Utilization

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: July 18, 2006		/s/ Robert L. Morris

	By:	Robert L. Morris

	Title:	Executive Vice President and Chief Accounting Officer